UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1st, 2009

APC GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52789 (Commission File Number)	20-1069585 (IRS Employer Identification No.)

3526 Industrial Ave, Fairbanks, AK		99701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (907) 457-2501

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On May 1st, 2009, APC Group, Inc. (the “Registrant”) made the following public release disclosing its results of operations for its completed first quarterly periods ended February 28th, 2009 and 2008:

APC Group, Inc.’s (OTCBB: APCU) revenues increased $28,722.67, or 78%, to $65,229.23 for the three months ended February 28th, 2009 compared to $36,506.56 for the three months ended February 28th, 2008.

  Item 7.01   Regulation FD Disclosure.

On May 1st, 2009, the Registrant issued a press release disclosing its results of operations for its completed first quarterly periods ended February 28th, 2009 and 2008.

A copy of the Registrant's press release is attached to this report and incorporated herein by this reference.

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 2.02 and 7.01, above, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(c)              Exhibits.

Exhibit No.	Description

99.1	Press Release issued May 1st, 2009, comparing the three months ended February 28th, 2009 and 2008

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APC Group, Inc.

Date: May 1st, 2009	By:	/s/ Kenneth S. Forster
Kenneth S. Forster President and Chief Executive Officer